                                     SCHEDULE 14A
                                    (RULE 14a-101)
                       INFORMATION REQUIRED IN PROXY STATEMENT
                               SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.        )

Filed by the registrant /X/
Filed by a party other than the registrant  / /

Check the appropriate box:
/X/ Preliminary proxy statement   / /  Confidential, For Use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
/ / Definitive proxy statement
/ / Definitive additional materials
/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               INTRANET SOLUTIONS, INC.
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

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    (2)  Aggregate number of securities to which transaction applies:

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    (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4)  Proposed maximum aggregate value of transaction:

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    (5)  Total fee paid:

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    / /  Fee paid previously with preliminary materials:

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    / /Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount previously paid:

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    (2)  Form, Schedule or Registration Statement no.:

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    (3)  Filing Party:

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    (4)  Date Filed:

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

                               INTRANET SOLUTIONS, INC.
                           9625 West 76th Street, Suite 150
                             Minneapolis, Minnesota 55344

                      ------------------------------------------

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   August 21, 1997

                      ------------------------------------------

                   TO THE SHAREHOLDERS OF INTRANET SOLUTIONS, INC.:

    Please take notice that the Annual Meeting of Shareholders of IntraNet Solutions, Inc. will be held, pursuant to due call by the Board of Directors of the Company, at the Marriott Southwest Hotel, 5801 Opus Parkway, Minnetonka, Minnesota, 55343 at 3:30 p.m., or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

    1. To elect five directors.

    2.  To approve the adoption of Amended and Restated Bylaws of the Company.

    3. To transact any other business as may properly come before the meeting or any adjournments thereof.

    Pursuant to due action of the Board of Directors, shareholders of record on July 7, 1997, will be entitled to vote at the meeting or any adjournments thereof.

A PROXY FOR THE MEETING IS ENCLOSED HEREWITH. YOU ARE REQUESTED TO FILL IN AND SIGN THE PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                       By Order of the Board of Directors

                                       INTRANET SOLUTIONS, INC.

                                       /s/ Jeffrey J. Sjobeck

                                       Jeffrey J. Sjobeck,
                                       Chief Financial Officer and Secretary



Dated:  July 22, 1997



WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE PROXY CARD EXACTLY AS YOUR NAME(S) APPEARS ON THE CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                   PROXY STATEMENT
                                          OF
                               INTRANET SOLUTIONS, INC.
                           9625 West 76th Street, Suite 150
                             Minneapolis, Minnesota 55344


                      ------------------------------------------


                      Annual Meeting of Shareholders to be Held
                                   August 21, 1997


                      ------------------------------------------



                                     INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of IntraNet Solutions, Inc. (the "Company") for use at the annual meeting of the shareholders to be held at the Marriott Southwest Hotel, 5801 Opus Parkway, Minnetonka, Minnesota 55343 on August 21, 1997 at 3:30 p.m., and at any adjournment thereof.

    All shares represented by properly executed proxies received in time will be voted at the meeting and, where the manner of voting is specified on the proxy, will be voted in accordance with such specifications. Shares represented by properly executed proxies on which no specification has been made will be voted FOR the election of the nominees for director named herein and FOR the adoption of Amended and Restated Bylaws of the Company, and will be deemed to grant discretionary authority to vote upon any other matters properly coming before the meeting.

    Any shareholder who executes and returns a proxy may revoke it at any time prior to the voting of the proxies by giving written notice to the Secretary of the Company, by executing a later-dated proxy, or by attending the meeting and giving oral notice to the Secretary of the Company.

    The Board of Directors of the Company has fixed the close of business on July 7, 1997 as the record date for determining the holders of outstanding shares of Common Stock entitled to notice of, and to vote at, the annual meeting. On that date, there were 7,570,717 shares of Common Stock issued and outstanding. Each such share of Common Stock is entitled to one vote at the meeting. The Notice of annual meeting, this Proxy Statement and the form of proxy are first being mailed to shareholders of the Company on or about July 22, 1997.

                                    PROPOSAL NO. 1
                                ELECTION OF DIRECTORS

    Five directors are to be elected at the meeting, each director to hold office until the next Annual Meeting of Shareholders, or until his successor is elected and qualified. All of the persons listed below are now serving as directors of the Company. All of the persons listed below have consented to serve as a director, if elected. The Board of Directors proposes for election the nominees listed below:

    ROBERT F. OLSON serves as the Company's President and Chief Executive Officer. Prior to the Merger, Mr. Olson founded IntraNet Integration Group, Inc. and served as its President, Chief Executive Officer and Chairman of its Board of Directors since its inception in April 1990. From 1987 to 1990, Mr. Olson served as the general manager of the Greatway Communications Division of Anderberg-Lund Printing Company, an electronic publishing sales and services organization. From 1981 to 1987, Mr. Olson was involved in several electronic publishing service and resale start-up organizations in general management and marketing capacities.

    RONALD E. EIBENSTEINER has been a seed investor in numerous development stage and technology companies, having served as president and founder of Wyncrest Capital, Inc. since 1990. Mr. Eibensteiner is also a co-founder and a director of Diametrics Medical, Inc., a manufacturer of blood gas systems; IVI Publishing, Inc., an electronic publisher of health and medical titles in interactive multimedia formats; Reality Interactive, an electronic publisher of information for Fortune 500 companies; and from 1992 to 1996 served as chairman of Prodea Software Corporation, a data warehousing software company, until its sale to Platinum Technology, Inc. in January, 1996. Mr. Eibensteiner is also currently Chairman of Rezound Media, Inc. and a director of Bank Windsor. He also co-founded Arden Medical Systems, Inc. in 1983 and served as its chief financial officer until its sale to Johnson & Johnson in 1987.

    HENRY FONG was a founder of the entity that merged with and into the Company on December 30, 1991, and served as the chairman of the board of directors and treasurer of the Company from February, 1991, until the Merger. From July 1989 until September 1990, Mr. Fong served as a director of MacGregor Sports, Inc., the wholly-owned operating subsidiary of MacGregor Sporting Goods Corporation, which, on February 15, 1991, filed for protection under Chapter 11 of the United States Bankruptcy Code. Mr. Fong has been the president, a director and controlling shareholder of Equitex, Inc., a Denver-based business development company, since January 1983. Mr. Fong served as president, chief executive officer and as a director of Roadmaster Industries, Inc., from 1987 until June, 1997. Mr. Fong has also served as chairman of the board of directors of California Pro Sports Inc., since 1993. Equitex, Inc., Roadmaster Industries, Inc. and California Pro Sports, Inc. are public companies.

    DAVID D. KOENTOPF has served as Chairman and Chief Executive Officer of Command Tooling Systems LLC. since 1997. Since 1993, Mr. Koentopf has served as chairman of the board of Everest Medical Corporation, a manufacturer of electrosurgical instruments and related medical devices, and since 1996, has served as chairman of the board of LifeRate Systems, Inc., a developer of software operating systems for the health care industry. Mr. Koentopf serves as a director of Arden Industrial Products, Inc., a national distributor of fasteners to the industrial market. From 1985 to 1992, Mr. Koentopf served as president and chief operating officer of Lifetouch, Inc., the largest school photography business in the United States.

    JEFFREY J. SJOBECK serves as the Company's Chief Financial Officer, Secretary and as a Director. Prior to the Merger (as defined in the Certain Transactions Section of this Proxy Statement), Mr. Sjobeck served as a director of IntraNet Integration Group, Inc. since June 1995 and chief financial officer of IntraNet Integration Group, Inc. since December 1994.

From June 1993 to November 1994, Mr. Sjobeck served as chief financial officer of Innovative Gaming Corporation of America. From June 1990 to May 1993, Mr. Sjobeck served as controller and chief financial officer of James Phillips Company. From October 1984 to May 1990, Mr. Sjobeck was employed in the Audit and Accounting division of Coopers & Lybrand LLP.


PROXIES AND VOTING

    The affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote on the election of directors or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required for election to the Board of each of the five nominees named above. A shareholder who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the election of directors, shall not be considered present and entitled to vote on the election of directors.

    All shares represented by proxies will be voted FOR the election of the foregoing nominees unless a contrary choice is specified. If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors.

THE BOARD AND ITS COMMITTEES

    The Board of Directors met five times during the year ended March 31, 1997. Each of the meetings was attended by the entire Board, except for one meeting for which one of the Board members was absent. The Company maintains an Audit Committee to review the scope and results of the annual audit and other accounting related services, and a Compensation and Stock Option Committee to provide recommendations concerning salaries, stock options and incentive compensation for officers and employees of the Company. Messrs. Fong, Eibensteiner and Koentopf constitute both the Compensation and Stock Option Committee and the Audit Committee. Neither the Compensation and Stock Option Committee nor the Audit Committee held any formal meetings during the last fiscal year. Both committees acted pursuant to written actions as to which each member thereof fully participated.

    Except as described in the following sentence, the Company has not compensated its directors in their capacities as directors. On April 23, 1997, the Company granted to each of its non-employee directors options to purchase 30,000 shares of the Company's Common Stock at an exercise price of $4.00 per share. Each of the options vests ratably in one-third increments commencing on July 31, 1997 and continuing thereafter on the first and second anniversaries thereof.

                                PRINCIPAL SHAREHOLDERS

    The Company has outstanding one class of voting securities, Common Stock, $0.01 par value, of which 7,535,003 shares were outstanding as of the close of business on the Record Date. Each share of Common Stock is entitled to one vote on all matters put to a vote of shareholders.

    The following table sets forth as of the Record Date certain information regarding the beneficial ownership of shares of Common Stock by each director of the Company, each nominee for director, each of the executive officers listed in the Summary Compensation Table, each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares and all directors and executive officers as a group. Except as otherwise indicated, each shareholder has sole voting and investment power with respect to the shares beneficially owned.

                                   NUMBER OF SHARES         PERCENT OF
NAME OF BENEFICIAL OWNER          BENEFICIALLY OWNED    OUTSTANDING SHARES
------------------------          ------------------    ------------------
Henry Fong
7315 E. Peakview Avenue
Englewood, CO (1)                       764,476                10.0%
Equitex, Inc.
7315 E. Peakview Avenue
Englewood, CO                           636,011                 8.4%
Robert F. Olson (2)                   4,105,918                53.4%
David Koentopf (3)                       48,263                 *
Ronald E. Eibensteiner (4)              198,571                 2.6%
James Sippl (5)                          30,000                 *
Jeffrey J. Sjobeck(6)                    16,144                 *
All directors and executive
officers as a group (6
persons) (7)                          5,163,372                65.8%
__________

*Less than 1%.

(1) Mr. Fong, who owns no shares in his own name, may be, through his control of certain entities, as described below, deemed to be a beneficial owner of shares held by such entities. The shares of such entities are, therefore, duplicated in the table above, and include 72,500 shares of Common Stock subject to warrants and options exercisable within 60 days. Mr. Fong is President and a Director of Equitex, Inc., and Chairman of California Pro Sports, Inc. California Pro Sports, Inc. owns 55,965 Common Shares, Equitex, Inc. owns 636,011 Common Shares. Other portfolio companies of Equitex, Inc. own a total of 13,486 Common Shares. Mr. Fong disclaims direct and indirect beneficial ownership of all such shares.

(2) Includes 109,619 shares of Common Stock subject to currently exercisable warrants and 50,000 shares of Common Stock issuable upon exercise of warrants owned by Mr. Olson's spouse. Mr. Olson disclaims beneficial ownership of securities held by his wife.

(3) Includes 11,034 shares of Common Stock subject to currently exercisable options and warrants.

(4) Includes 171,499 shares of Common Stock and 17,072 shares issuable upon exercise of warrants owned by Wyncrest Capital, Inc., an investment fund controlled by Mr. Eibensteiner. Also includes 10,000 shares of Common Stock issuable upon exercise of options held by Mr. Eibensteiner.

(5) Includes 30,000 shares issuable upon exercise of warrants.

(6) Includes 16,144 shares of Common Stock subject to currently exercisable stock options.

(7) Includes 270,225 shares of Common Stock subject to currently exercisable warrants and 46,164 shares of Common Stock subject to currently exercisable options. Also includes shares that may be deemed to be owned by Mr. Henry Fong through his control of certain entities, as to which he disclaims beneficial ownership. (See note 1 above) and shares that may be deemed to be owned by Mr. Robert Olson through his spouse, as to which he disclaims beneficial ownership (See note 2 above).

                          COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth the cash and noncash compensation for each of the last three fiscal years (or such shorter applicable period) awarded to or earned by the Chief Executive Officer of the Company. No other executive officer of the Company earned an annual salary and bonus from the Company in excess of $100,000 during any of the three preceding fiscal years. Mr. Olson did not receive or exercise any stock option grants during the year ended March 31, 1997.

                              SUMMARY COMPENSATION TABLE

                                                 Annual Compensation
                                                 -------------------
                                         Fiscal                  All Other
 Name and Principal Position              Year      Salary    Compensation (1)
 ---------------------------              ----      ------    ----------------
 Robert F. Olson                          1997     $145,354       $13,067
 President and Chief Executive            1996     $111,083       $14,382
 Officer                                  1995     $108,282       $ 9,609

(1) Represents matching contributions by the Company under the Company's 401(k) Savings Incentive Plan, term life and disability insurance premiums.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Company's Stock Option and Compensation Committee (the "Compensation Committee") consists of Messrs. Eibensteiner, Fong and Koentopf. There were no "interlocks" within the meaning of the rules and regulations of the SEC.

EMPLOYMENT AGREEMENTS

    In July, 1996, the Company entered into three-year employment agreements with each of Robert F. Olson, the Company's President and Chief Executive Officer, and Jeffrey J. Sjobeck, the Company's Chief Financial Officer. Mr. Olson receives an annual base salary of $155,000 and Mr. Sjobeck receives an annual base salary of $100,000, and each has the opportunity to earn performance-related bonuses, including stock options issued pursuant to the Company's 1994-1997 Stock Option Plan. Pursuant to their respective agreements, neither Mr. Olson nor Mr. Sjobeck may disclose confidential information about the Company and each has agreed not to compete with the Company for a two-year period after any termination of employment. The Company may terminate either Mr. Olson's or Mr. Sjobeck's employment without cause upon 120 days written notice to the Board of Directors. In the event of any such termination, Mr. Olson will be entitled to receive severance compensation equal to the greater of six months of his base salary or the balance of the compensation due and owing to him under his employment agreement, and Mr. Sjobeck will be entitled to 120 days severance pay.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    Decisions on compensation of the Company's executives generally have been made by the Compensation and Stock Option Committee of the Board (the "Committee"). Each member of the Committee is a non-employee director. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board. Pursuant to rules designed to enhance disclosure of the Company's policies toward executive compensation, set forth below is a report prepared by the Committee addressing the compensation policies for the Company for the year ended March 31, 1997 as they affected the Company's executive officers.

    The Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual objectives and long-term goals, reward above-average corporate performance, recognize individual achievements, and assist the Company in attracting and retaining qualified executives. Executive compensation is set at levels that the Committee believes to be consistent with others in the Company's industry.

    There are three elements in the Company's executive compensation program, all determined by individual and corporate performance.

         -  Base salary compensation
         -  Annual incentive compensation
         -  Stock options

    Total compensation opportunities are competitive with those offered by employers of comparable size, growth and profitability in the Company's industry.

    Base salary compensation is determined by the potential impact the individual has on the Company, the skills and experiences required by the job, and the performance and potential of the incumbent in the job.

    Annual incentive compensation for executives of the Company is based primarily on corporate operating earnings and revenue growth and the Company's positioning for future results, but also includes an overall assessment by the Committee of executive management's performance, as well as market conditions.

    Awards of stock grants under the Stock Option and Compensation Plan (the "Plan") are designed to promote the identity of long-term interests between the Company's executives and its shareholders and assist in the retention of executives and other key employees. The Plan also permits the Committee to grant stock options to key personnel.

    The Committee surveys employee stock option programs of companies with similar capitalization to the Company prior to recommending the grant of options to executives. While the value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of the Company's common stock at any particular point in time, the decision as to whether such value will be realized in any particular year is determined by each individual executive and not by the Compensation Committee. Accordingly, when the Committee recommends that an option be granted to an executive, that recommendation does not take into account any gains realized that year by that executive as a result of his or her individual decision to exercise an option granted in a previous year.

         Henry Fong
         Ronald E. Eibensteiner
         David D. Koentopf

                                 CERTAIN TRANSACTIONS

    Prior to the July 31, 1996 merger of IntraNet Integration Group, Inc. into the Company (the "Merger"), the Company's assets consisted solely of its ownership of all of the rights in and to the "MacGregor" trademark pursuant to certain license agreements and certain related assets (the "MacGregor Rights"). Pursuant to, and as a condition of the closing of the Merger, the Company was required to dispose of all of its existing assets such that, prior to closing, its balance sheet would show a tangible net worth, less non-current assets, of at least $3,000,000, cash of at least $1,000,000 and no liabilities. To satisfy such condition, and to produce a pre-closing balance sheet evidencing such tangible net worth, cash and the absence of liabilities, the Company completed a series of transactions that were approved by the Company's shareholders on July 30, 1996. Such transactions included the sale of the MacGregor Rights to Hutch Sports U.S.A., Inc. ("Hutch"), a subsidiary of Roadmaster Industries, Inc. ("Roadmaster"). The Company and Roadmaster were both under the indirect common control of Mr. Henry Fong, a Director of the Company. As a result of his interest in such transaction, Mr. Fong (and his affiliates) abstained from voting in connection with the sale and transfer of the MacGregor Rights from the Company to Hutch.

    Hutch acquired the MacGregor Rights for a purchase price of $2,910,000, paid as follows: (i) $1,000,000 in cash; and (ii) the delivery of a one-year unsecured installment promissory note in the amount of $1,910,000, payable in twelve equal monthly installments bearing interest at the prime rate publicly announced by Bank America, N.A. The Company closed on the disposition of such assets immediately prior to closing on the Merger, but made such transaction effective February 1, 1996, and reduced the carrying amount of its intangible assets at January 31, 1996 by $1,200,000.

    Additionally, during the past two years, the Company engaged in various transactions as follows:

    In April of 1995, Equitex, Inc. converted $1,000,000 of its receivable from the Company into Class C Preferred Stock, and the Company agreed to pay the remaining outstanding balance of its indebtedness to Equitex, Inc. subsequent to July 31, 1995. Mr. Fong is president and a director of Equitex, Inc. In contemplation of the Merger, and in order to fulfill the conditions to the Merger that all preferred shares be converted Shares of the Company's Common Stock, and that all outstanding indebtedness of the Company be eliminated, Equitex, Inc. converted the Class C preferred shares into 250,000 shares of the Company's Common Stock. On January 31, 1996, the Company satisfied the remaining $916,000 of its indebtedness to Equitex, Inc. by issuing to Equitex, Inc. 163,444 shares of its Common Stock. The conversion ratio of $5.60 per share was based on the price the Company was able to obtain from the recent sale of a large block of similarly restricted stock to unrelated third parties.

    Mr. Fong is also chairman of California Pro Sports, Inc. the Company previously occupied office space leased by California Pro Sports, Inc., and used office equipment, employees and other facilities and services of California Pro Sports, Inc. in connection with the Company's operations. In consideration of the provision of those services, the Company incurred indebtedness of $313,000 to California Pro Sports, Inc. during the quarter ended January 31, 1996. On January 31, 1996, the Company issued 55,893 shares of its Common Stock to California Pro Sports, Inc. in satisfaction of such indebtedness, at a conversion ratio of $5.60 per share.

    On April 5, 1996 the Company issued 98,800 warrants for the purchase of shares of its Common Stock, at an exercise price of $4.00 per share, of which 62,500 warrants were issued to Mr. Fong.

    On July 31, 1995, IntraNet Integration Group, Inc. redeemed 50 percent of the outstanding shares of its Common Stock from a former shareholder and director for a redemption price of $200,000. IntraNet Integration Group, Inc. paid $150,000 of the purchase price in cash and delivered a $50,000 note for the balance of the purchase price. The note requires annual principal payments of $10,000 and matures in August 2000. IntraNet Integration Group, Inc. and the former shareholder also entered into consulting and non-competition agreements pursuant to which the former shareholder receives $10,000 per month through August 2000. To secure the purchase price of the redeemed shares and IntraNet Integration Group, Inc.'s monetary obligations under the agreements, IntraNet Integration Group, Inc. granted a security interest in the redeemed shares to the former shareholder. As a result of the Merger, the Company succeeded to the obligations of IntraNet Integration Group, Inc. under these agreements.

    In December 1995, IntraNet Integration Group, Inc. issued $550,000 of unsecured convertible notes, bearing interest at the rate of 10 percent per annum, to a limited number of accredited investors. The unsecured notes were converted into shares of IntraNet Integration Group, Inc.'s Common Stock immediately prior to the Merger at a rate of $3.47 per share. In consideration of such loans, IntraNet Integration Group, Inc. also issued Common Stock purchase warrants which, pursuant to the terms of the Merger Agreement, became warrants to acquire an aggregate of 55,385 shares of IntraNet Integration Group, Inc.'s Common Stock.

    In December 1996, the Company borrowed an aggregate of $250,000 from the spouse of Robert F. Olson, and entered into binding commitments from each of James Sippl, the Company's Chief Operating Officer and Ronald Eibensteiner, a member of the Company's Board of Directors, pursuant to which each of Messrs. Sippl and Eibensteiner committed to lend the Company $150,000 and $125,000, respectively. In January, 1997, the Company borrowed an aggregate of $50,000 from Mr. James Sippl, and, in February 1997, borrowed an additional $100,000
from Mr. Sippl.   In March, 1997, the Company borrowed an aggregate of $125,000 from Mr. Eibensteiner. In each such instance, the Company issued an unsecured promissory note, maturing on January 15, 1998 and bearing interest at the rate of 9% per annum for the aggregate principal amount of the indebtedness. As additional consideration for the loans, the Company issued each lender a five year warrant to acquire the number of shares of the Company's Common Stock that is equal to 20 percent of the principal amount of the indebtedness. The warrants have a variable exercise price ranging from $4.00-$6.00 based upon the subsequent trading range of the Common Stock.

    In June 1997, the Company converted an aggregate of $125,000 of the indebtedness described in the proceeding paragraph into 35,714 shares of its Common Stock. Holders of the remaining $400,000 of such indebtedness agreed to extend the maturity date thereof until April 15, 1998.

                                    PROPOSAL NO. 2
                       APPROVAL OF AMENDED AND RESTATED BYLAWS


    The Board of Directors of the Company has approved, subject to consent of the Company's shareholders, the adoption of Amended and Restated Bylaws of the Company in the form attached hereto as Exhibit A. Under the proposed Amended and Restated Bylaws, the Board of Directors is authorized to act without shareholder approval with respect to: (i) increasing the number of positions on the Board of Directors, and (ii) the designation of persons to fill newly created positions on the Board. The current Bylaws of the Company permit the Board of Directors to expand the number of directors from five to seven, but do not authorize the Board to appoint persons to newly created positions. The proposed Amended and Restated Bylaws of the Company provide that the Company shall indemnify its officers, directors, employees and agents to the full extent permitted by the laws of the State of Minnesota. The existing Bylaws of the Company state that the Company's indemnification obligations are limited to that required under Minnesota law.

PROXIES AND VOTING

    The affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote on the proposal to adopt Amended and Restated Bylaws of the Company (the "Proposal") or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required for approval of the Proposal. A shareholder who abstains with respect to the Proposal is considered to be present and entitled to vote on the Proposal at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the Proposal, shall not be considered present and entitled to vote thereon. All shares represented by proxies will be voted FOR the Proposal unless a contrary choice is specified.

                                SHAREHOLDER PROPOSALS

    Shareholders wishing to present proposals for action by the shareholders at the 1998 annual meeting must present such proposals at the principal offices of the Company not later than March 24, 1998. Due to the complexity of the respective rights of the shareholders and the Company in this area, any shareholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. it is suggested that any such proposals be submitted by certified mail, return receipt requested.


                    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE WITH
                 SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934


    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and NASDAQ. Officers, directors and greater than ten per cent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the year ended March 31, 1997 all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten per cent beneficially owners were complied with.

                                                                       EXHIBIT A

                             AMENDED AND RESTATED BYLAWS

                                          OF

                               INTRANET SOLUTIONS, INC.

                                      ARTICLE 1

                                       OFFICES

    1.1 REGISTERED OFFICE. The registered office of the Corporation shall be located within the State of Minnesota as set forth in the Articles of Incorporation. The Board of Directors shall have authority to change the registered office of the Corporation and a statement evidencing any such change shall be filed with the Secretary of State of Minnesota as required by law.

    1.2 OFFICES. The Corporation may have other offices, including its principal business office, either within or without the State of Minnesota.


                                      ARTICLE  2

                                    CORPORATE SEAL

    2.1 CORPORATE SEAL. The Board of Directors shall determine whether or not the Corporation will adopt a corporate seal. If a corporate seal is adopted, inscribed on the corporate seal shall be the name of the Corporation and the words "Corporate Seal," and when so directed by the Board of Directors, a duplicate of the seal may be kept and used by the Secretary of the Corporation.


                                      ARTICLE  3

                                     SHAREHOLDERS

    3.1 REGULAR MEETINGS. Regular meetings of the shareholders shall be held at the Corporation's registered office or at such other place within or without the State of Minnesota as is designated by the Board of Directors. Regular meetings may be held annually or on a less frequent periodic basis, as established by a resolution of the Board of Directors, or may be held on call by the Board of Directors from time to time as and when the Board determines. At each regular meeting, the shareholders shall elect qualified successors for directors who serve for an indefinite term or whose terms have expired or are due to expire within six (6) months after the date of the meeting, and may transact such other business which properly comes before them. Notwithstanding the foregoing, if a regular meeting of the shareholders has not been held for a period of fifteen (15) months, a shareholder or group of shareholders holding three percent (3%) or more of the issued and outstanding voting shares of the Corporation may demand that a regular meeting of the shareholders be held by giving written notice to the President or Treasurer of the Corporation. Within thirty (30) days after receipt of the notice, the Board shall cause a regular meeting of the shareholders to be called and held within ninety (90) days after receipt of the notice. Any regular meeting held pursuant to such a demand by a shareholder or shareholders shall be held within the county where the principal executive office of the Corporation is located.

    3.2 SPECIAL MEETING. Special meetings of the shareholders may be called by the President, by a Vice-President in the absence of the President, by the Treasurer, or by the Board of Directors or any two or more members thereof. Special meetings may also be called by one or more shareholders holding ten percent (10%) or more of the issued and outstanding voting shares of the Corporation by delivering to the President or Treasurer a written demand for a special meeting, which demand shall state the purposes of such meeting. Within thirty (30) days after receipt of the written demand, the Board of Directors shall call a special meeting of the shareholders to be held within ninety (90) days after receipt of the written demand. Any special meeting held pursuant to such written demand shall be held within the county where the principal executive office of the Corporation is located.

    3.3 QUORUM. Business may be transacted at any duly held meeting of the shareholders at which a quorum is present. The holders of fifty percent (50%) of the voting power of the shares entitled to vote at a meeting shall constitute a quorum. The shareholders present at the meeting may continue to transact business until adjournment, even though a number of shareholders withdraw leaving less than a quorum. If a quorum is not present at any meeting, those shareholders present have the power to adjourn the meeting from time to time until the requisite number of voting shares are present. The date, time and place of the reconvened meeting shall be announced at the time of adjournment and notice of the reconvened meeting shall be given to all shareholders who were not present at the time of adjournment. Any business which might have been transacted at the meeting which was adjourned may be transacted at the reconvened meeting.

    3.4 VOTING. At each shareholders' meeting, every shareholder having the right to vote is entitled to vote in person or by proxy. Shareholders have one
(1) vote for each share having voting power standing in their name on the books of the Corporation, unless otherwise provided in the Articles of Incorporation, or these Bylaws, or in the terms of the shares. All elections and questions shall be decided by a majority vote of the number of shares entitled to vote and represented at any meeting at which there is a quorum, except as otherwise required by statute, the Articles of Incorporation, these Bylaws, or by agreement among the shareholders.

    3.5 NOTICE OF MEETING. Notice of regular or special meetings of the shareholders shall be given by an officer or agent of the Corporation to each shareholder shown on the books of the Corporation to be the holder of record of shares entitled to vote at the meeting. If the notice is to be mailed, then the notice must be mailed to each shareholder at the shareholder's address as shown on the books of the Corporation at least ten (10) calendar days prior to the meeting. If the notice is not mailed, then the notice must be given at least forty-eight (48) hours prior to the meeting. The notice must contain the date, time and place of the meeting, and in the case of a special meeting, must also contain a statement of the purpose of the meeting. In no event shall notice be given more than sixty (60) days prior to the meeting. If a plan of merger, exchange, sale or other disposition of all or substantially all of the assets of the Corporation is to be considered at a meeting of shareholders, notice of such meeting shall be given to every shareholder, whether or not entitled to vote, not less than fourteen (14) days prior to the date of such meeting. A shareholder may orally or in writing waive notice of the meeting. Attendance by a shareholder at a meeting of the Board of Directors also constitutes a waiver of notice of such meeting, unless the shareholder objects at the beginning of the meeting to the transaction of business because the meeting allegedly is not lawfully called or convened and such shareholder does not participate thereafter in the meeting.

    3.6 PROXIES. At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. Such proxies must be filed with an officer of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

    3.7 CLOSING TRANSFER BOOKS. The Board of Directors may close the stock transfer books for a period of time which does not exceed sixty (60) days preceding any of the following: the date of any meeting of shareholders; the payment of dividends; the allotment of rights; or the change, conversion, or exchange of shares.

    3.8 MEETING BY ELECTRONIC COMMUNICATIONS. A conference among shareholders by any means of communication through which the shareholders may simultaneously hear each other during the conference constitutes a meeting of the shareholders if the number of shares held by the shareholders participating in the conference would be sufficient to constitute a quorum at a meting, and if the same notice is given of the conference as would be required for a shareholders meeting under these Bylaws. In any shareholders meeting, a shareholder may participate by any means of communication through which the shareholder, other shareholders so participating, and all shareholders physically present at the meeting may simultaneously hear each other during the meeting.

    3.9 RECORD DATE. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date, not exceeding sixty (60) days preceding the date of any of the events described in Section 3.7, as a record date for the determination of which shareholders are entitled (I) to notice of and to vote at any meeting and any meeting subsequent to adjournment, (ii) to receive any dividend or allotment of rights, or (iii) to exercise the rights in respect to any change, conversion, or exchange of shares. If a record date is fixed by the Board of Directors, only those shareholders of record on the record date shall be entitled to receive notice of and to vote at the meeting and any meeting subsequent to adjournment or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date so fixed. If the share transfer books are not closed and no record date is fixed for determination of the shareholders of record, then the date on which notice of the meeting is mailed or the date of adoption of a resolution of the Board of Directors declaring a dividend, allotment of rights, change, conversion or exchange of shares, as the case may be, shall be the record date for such determination.

    3.10 PRESIDING OFFICER. The President of the Corporation shall preside over all meetings of the shareholders. In the absence of the President, the shareholders may choose any person present to act as presiding officer.

    3.11 WRITTEN ACTION BY SHAREHOLDERS. Any action which may be taken at a meeting of the shareholders may be taken without a meeting and notice if a consent in writing, setting forth the action so taken, is signed by all of the shareholders entitled to notice of a meeting for such purpose.


                                      ARTICLE  4

                                      DIRECTORS

    4.1 GENERAL POWERS. The property, affairs and business of the Corporation shall be managed by the Board of Directors which shall initially consist of five (5) director(s). In addition to the powers and authorities by these Bylaws expressly conferred upon it, the Board may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Articles of Incorporation or these Bylaws directed or required to be exercised or done by the shareholders.

    4.2 NUMBER. The number of directors may be either increased or decreased by resolution of the shareholders at their regular meetings or at a special meeting called for that purpose. The number of directors may be increased by resolution adopted by the affirmative vote of a majority of the Board of Directors. Any newly created directorships established by the Board of Directors shall be filled by a majority vote of the directors serving at the time of increase.

    4.3 QUALIFICATIONS AND TERM OF OFFICE. Directors need not be shareholders or residents of the State of Minnesota. The Board of Directors shall be elected by the shareholders at their regular meeting and at any special shareholders' meeting called for that purpose. A director shall hold office until the annual meeting for the year in which his or her term expires and until the director's successor is elected and qualifies, or until the earlier death, resignation, removal, or disqualification of the director.

    4.4 QUORUM. A majority of the Board of Directors constitutes a quorum for the transaction of business; provided, however, that if any vacancies exist by reason of death, resignation, or otherwise, a majority of the remaining directors constitutes a quorum. If less than a quorum is present at any meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

    4.5 ACTION OF DIRECTORS. The acts of a majority of the directors present at a meeting at which a quorum is present are the acts of the Board of Directors.

    4.6 MEETINGS. Meetings of the Board of Directors may be held from time to time at any place, within or without the State of Minnesota, that the Board of Directors may select. If the Board of Directors fails to select a place for a meeting, the meeting shall be held at the principal executive office of the Corporation. The President or any director may call a meeting of the Board of Directors by giving notice to all directors of the date, time and place of the meeting. If the notice is to be mailed, then the notice must be mailed to each director at least five (5) calendar days prior to the meeting. If the notice is not to be mailed, then the notice must be given at least forty-eight (48) hours prior to the meeting. If the date, time and place of the meeting of the Board of Directors has been announced at a previous meeting of the Board of Directors, no additional notice of such meeting is required, except that notice shall be given to all directors who were not present at the previous meeting. Notice of the meeting of the Board of Directors need not state the purpose of the meeting. A director may orally or in writing waive notice of the meeting. Attendance by a director at a meeting of the Board of Directors also constitutes a waiver of notice of such meeting, unless the director objects at the beginning of the meeting to the transaction of business because the meeting allegedly is not lawfully called or convened and such director does not participate thereafter in the meeting.

    4.7 MEETING BY ELECTRONIC COMMUNICATIONS. A conference among directors by any means of communication through which the directors may simultaneously hear each other during the conference constitutes meeting of the Board of Directors if the number of directors participating in the conference would be sufficient to constitute a quorum at a meeting, and if the same notice is given of the conference as would be required for a Board of Directors meeting under these Bylaws. In any Board of Directors meeting, a director may participate by any means of communication through which the director, other directors so participating, and all directors physically present at the meeting may simultaneously hear each other during the meeting.

    4.8 COMPENSATION. Directors may receive such compensation as may be determined from time to time by resolution of the Board of Directors.

    4.9 COMMITTEE. By the affirmative vote of a majority of the directors, the Board of Directors may establish a committee or committees having the authority of the Board of Directors in the management of the business of the Corporation to the extent provided in the resolution adopted by the Board of Directors. A committee shall consist of one or more persons, who need not be directors, that have been appointed by affirmative vote of a majority of the directors present. A majority of the members of the committee present at any meeting of the committee is a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in the resolution approved by the Board of Directors. Minutes of any meetings of committees created by the Board of Directors shall be available upon request to members of the committee and to any director.

    4.10 ACTION BY ABSENT DIRECTOR. A director may give advance written consent or opposition to a proposal to be acted upon at a Board of Directors meeting by giving a written statement to the President, Treasurer, or any director which sets forth the proposal to be voted on and contains a statement of the director's voting preference with regard to the proposal. An advance written statement does not constitute presence of the director for purposes of determining a quorum, but the advance written statement shall be counted in the vote on the subject proposal provided that the proposal acted on at the meeting is substantially the same or has substantially the same effect as the proposal set forth in the advance written statement. The advance written statement by a director on a proposal shall be included in the records of the Board of Directors' action on the proposal.

    4.11 REMOVAL OF DIRECTORS BY BOARD OF DIRECTORS. Any director who has been elected by the Board of Directors to fill a vacancy on the Board of Directors, or to fill a directorship created by action of the Board of Directors, and who has not subsequently been reelected by the shareholders, may be removed by a majority vote of all directors constituting the Board, exclusive of the director whose removal is proposed.

    4.12 VACANCIES. Any vacancy on the Board of Directors may be filled by vote of the remaining directors, even though less than a quorum.

    4.13 WRITTEN ACTION BY LESS THAN ALL OF DIRECTORS. Any action required or permitted to be taken at a Board meeting, other than an action requiring shareholder approval, may be taken by written action of the Board of Directors if signed by the number of directors that would be required to take the same action at a meeting at which all directors were present.

    4.14 DISSENT FROM ACTION. A director of the Corporation who is present at a meeting of the Board of Directors at which any action is taken shall be presumed to have assented to the action taken unless the director objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and does not participate thereafter, or unless the director votes against the action at the meeting, or is prohibited from voting on the action.

                                      ARTICLE 5

                                       OFFICERS

    5.1 ELECTION OF OFFICERS. The Board of Directors shall from time to time, elect a Chief Executive Officer, who may also be designated as President, and a Chief Financial Officer, who may also be designated as Treasurer. The Board of Directors may elect, but shall not be required to elect, a Secretary, one or more Vice Presidents, and a Chairman of the Board. In addition, the Board of Directors may elect such other officers and agents as it may deem necessary. The officers shall exercise such powers and perform such duties as are prescribed by applicable statutes, the Articles of Incorporation, the Bylaws, or as may be determined from time to time by the Board of Directors. Any number of offices may be held by the same person.

    5.2 TERM OF OFFICE. The officers shall hold office until their successors are elected and qualify; provided, however, that any officer may be removed with or without cause by the affirmative vote of a majority of the directors present at a Board of Directors meeting at which a quorum is present.

    5.3   CHIEF EXECUTIVE OFFICER.  The Chief Executive Officer shall:

    (a)   Have general active management of the business of the Corporation;

    (b)   When present, preside at all meetings of the shareholders;

    (c) When present, and if there is not a Chairman of the Board, preside at all meetings of the Board of Directors;

    (d) See that all orders and resolutions of the Board of Directors are carried into effect;

    (e) Sign and deliver in the name of the Corporation any deeds, mortgages, bonds, contracts or other instruments pertaining to the business of the Corporation, except in cases in which the authority to sign and deliver is required by law to be exercised by another person or is expressly delegated by the Articles of Incorporation or Bylaws or by the Board of Directors to some other officer or agent of the Corporation;

    (f) Maintain records of and, whenever necessary, certify all proceedings of the Board of Directors and the shareholders; and

    (g)   Perform all other duties prescribed by the Board of Directors.

All other officers shall be subject to the direction and authority of the Chief Executive Officer.


    5.4   CHIEF FINANCIAL OFFICER.  The Chief Financial Officer shall:

    (a)   Keep accurate financial records for the Corporation;

    (b) Deposit all money, drafts and checks in the name of and to the credit of the Corporation in the banks and depositories designated by the Board of Directors;

    (c) Endorse for deposit all notes, checks and drafts received by the Corporation as ordered by the Board of Directors, making proper vouchers therefor;

    (d) Disburse corporate funds and issue checks and drafts in the name of the Corporation, as ordered by the Board of Directors;

    (e) Render to the Chief Executive Officer and the Board of Directors, whenever requested, an account of all transactions by the Chief Financial Officer and of the financial condition of the Corporation; and

    (f) Perform all other duties prescribed by the Board of Directors or by the Chief Executive Officer.

    5.5 PRESIDENT. Unless otherwise determined by the Board of Directors, the President shall be the Chief Executive Officer of the Corporation. If an officer other than the President is designated Chief Executive Officer, the President shall perform such duties as may from time to time be assigned by the Board of Directors.

    5.6 VICE PRESIDENT. Each Vice President, if any, shall have such powers and perform such duties as may be specified in these Bylaws or prescribed by the Board of Directors. If the Chief Executive Officer is absent or disabled, the Vice President shall succeed to the President's powers and duties. If there are two or more Vice Presidents, the order of succession shall be determined by seniority of election or as otherwise prescribed by the Board of Directors.

    5.7 SECRETARY. The Secretary, if any, shall attend all meetings of the shareholders and the Board of Directors. The Secretary shall act as clerk and shall record all the proceedings of the meetings in the minute book of the Corporation and shall give proper notice of meetings of shareholders and the Board of Directors. The Secretary shall keep the seal of the Corporation, if any, and shall affix the seal to any instrument requiring it and shall attest the seal, and shall perform such other duties as may be prescribed from time to time by the Board of Directors.

    5.8 TREASURER. Unless otherwise determined by the Board of Directors, the Treasurer shall be the Chief Financial Officer of the Corporation. If an officer other than the Treasurer is designated Chief Financial Officer, the Treasurer shall perform such duties as may from time to time be assigned by the Board of Directors.

    5.9 CHAIRMAN OF THE BOARD. The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and shall perform such other duties as may from time to time be assigned by the Board of Directors.

    5.10 ASSISTANT OFFICERS. In the event of absence or disability of any Vice President, Secretary or the Chief Financial Officer, the assistant to such officer, if any, shall succeed to the powers and duties of the absent officer until the principal officer resumes his duties or a replacement is elected by the Board of Directors. If there are two or more assistants, the order of succession shall be determined through seniority by the order in which elected or as otherwise prescribed by the Board of Directors. The assistant officers shall exercise such other powers and duties as may be delegated to them from time to time by the Board of Directors or the principal officer under whom they serve, but at all times shall remain subordinate to the principal officers they are designated to assist.


                                      ARTICLE 6

                                   INDEMNIFICATION

    The Corporation shall indemnify its officers, directors, employees and agents to the full extent permitted by the laws of the State of Minnesota, as now in effect, or as the same may be hereafter modified.

                                      ARTICLE 7

                              SHARES AND THEIR TRANSFER

    7.1 CERTIFICATES OF SHARES. Every owner of shares of the Corporation shall be entitled to a certificate, to be in such form as the Board of Directors prescribes, certifying the number of shares owned by such shareholder. The certificates for shares shall be numbered in the order in which they are issued and shall be signed in the name of the Corporation by the Chief Executive Officer, the President or a Vice President and by the Secretary or Assistant Secretary, or the Chief Financial Officer, or any other officer of the Corporation authorized by the Board of Directors and shall have the corporate seal, if any, affixed thereto. A record shall be kept of the name of the person owning the shares represented by each certificate, the respective issue dates thereof, and in the case of cancellation, the respective dates of cancellation. Except as provided in Section 7.4 of this Article 7, every certificate surrendered to the Corporation for exchange or transfer shall be canceled, and no other certificate shall be issued in exchange for any existing certificate until such existing certificate is canceled.

    7.2 ISSUANCE OF SHARES. The Board of Directors is authorized to issue shares of the capital stock of the Corporation up to the number of shares authorized by the Articles of Incorporation. Shares may be issued for any consideration (including, without limitation, money or other tangible or intangible property received by the Corporation or to be received by the Corporation under a written agreement, or services rendered to the Corporation or to be rendered to the Corporation under a written agreement) which is authorized by a resolution approved by the affirmative vote of a majority of the directors present, valuing all nonmonetary consideration and establishing a price in money or other consideration, or a minimum price, or a general formula or method by which the price will be determined. Upon authorization by resolution approved by the affirmative vote of a majority of the directors present, the Corporation may, without any new or additional consideration, issue shares of its authorized and unissued capital stock in exchange for or in conversion of its outstanding shares, or issue its own shares pro rata to its shareholders or the shareholders of one or more classes or series, to effectuate share dividends or splits, including reverse share splits. No shares of a class or series shall be issued to the holder of the shares of another class or series, unless issuance is either expressly provided for in the Articles of Incorporation or is approved at a meeting by the affirmative vote of the holders of a majority of the voting power of all shares of the same class or series as the shares to be issued.

    7.3 TRANSFER OF SHARES. Transfer of shares on the books of the Corporation may be authorized only by the shareholder named in the certificates or the shareholder's representative or duly authorized attorney-in-fact and only upon surrender for cancellation of the certificate for such shares. The shareholder in whose name shares stand on the books of the Corporation shall be considered the owner thereof for all purposes regarding the Corporation.

    7.4 LOST CERTIFICATES. Any shareholder claiming a certificate for shares has been lost or destroyed shall make an affidavit or affirmation of that fact in such form as the Board of Directors may require and shall, if the directors so require, give the Corporation a bond of indemnity in form and with one or more sureties satisfactory to the Board of Directors and in an amount determined by the Board of Directors, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or destruction of the certificate. A new certificate may then be issued in the same tenor for the same number of shares as the one alleged to have been lost or destroyed.

    7.5 TRANSFER AGENT AND REGISTRAR. The Board of Directors may appoint one or more transfer agents or transfer clerks and one or more registrars and may require all certificates for shares to bear the signature or signatures of any of them.

    7.6 FACSIMILE SIGNATURE. When any certificate is manually signed by a transfer agent, a transfer clerk, or a registrar appointed by the Board of Directors to perform such duties, a facsimile or engraved signature of the officers and a facsimile corporate seal, if any, may be inscribed on the certificate in lieu of the actual signatures and seal.


                                      ARTICLE 8

                                      AMENDMENTS

    The Board of Directors of the Corporation is expressly authorized to make Bylaws of the Corporation and from time to time to adopt, amend or repeal Bylaws so made to the extent and in the manner prescribed in the Minnesota Statutes. The Board of Directors shall not adopt, amend, or repeal a Bylaw fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the Board of Directors, or fixing the number of directors or their classifications, qualifications, or terms of office, but may adopt or amend a Bylaw to increase the number of directors. The authority in the Board of Directors is subject to the power of the voting shareholders to adopt, change or repeal the Bylaws by a vote of shareholders holding a majority of the shares entitled to vote and present or represented at any regular meeting or special meeting called for that purpose.

PROXY

                               INTRANET SOLUTIONS, INC.
                 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                  ON AUGUST 21, 1997

The undersigned, revoking all prior proxies, hereby appoints Jeffrey J. Sjobeck and Robert F. Olson, or either of them, as proxy or proxies, with full power of substitution and revocation, to vote all shares of Common Stock of IntraNet Solutions, Inc. of record in the name of the undersigned at the close of business on July 7, 1997, at the Annual Meeting of Shareholders to be held on Thursday, August 21, 1997, or at any adjournment thereof, upon the following matters:


1.   ELECTION OF         / /  FOR all nominees listed below                / /  WITHHOLD AUTHORITY
     DIRECTORS:          (except as marked to the contrary below)          to vote for all nominees
                                                                           listed below.



     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the FOR box and strike a line through the nominee's name in the list below.)

     ROBERT F. OLSON    RONALD E. EIBENSTEINER    HENRY FONG
     DAVID D. KOENTOPF    JEFFREY J. SJOBECK


2.   APPROVAL OF ADOPTION OF AMENDED AND RESTATED BYLAWS OF THE CORPORATION.

               / /  FOR       / /  AGAINST        / /  ABSTAIN

3. In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2. The Board of Directors recommends a vote FOR Proposals 1 and 2.


          Dated:                                                     , 1997.
                -----------------------------------------------------


          ------------------------------------------------------------------
          Signature



          ------------------------------------------------------------------
          Signature if jointly held

          Please sign exactly as name(s) are shown at left. When signing as executor, administrator, trustee, or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.

PLEASE MARK, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.